EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Frontier Funds, Inc., does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of Frontier Funds, Inc. for the period ended December 31, 2024 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Frontier Funds, Inc. for the stated period.

/s/ Charles S. Thompson II	/s/ Robert Lance Baker
Charles S. Thompson II, President	Robert Lance Baker, Treasurer
(Principal Executive Officer, Frontier Funds, Inc.)	(Principal Financial Officer, Frontier Funds, Inc.)

Date: February 28, 2025	Date: February 28, 2025

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Frontier Funds, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934.